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                                                                 EXHIBIT 10.8(c)

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                               GUARANTY AGREEMENT

                          DATED AS OF DECEMBER 1, 1994

                                    BETWEEN

                          GRIFFITH MICRO SCIENCE, INC.

                                      AND

                         HARRIS TRUST AND SAVINGS BANK,

                                   AS TRUSTEE

                                   $5,300,000

                       COUNTIES OF WARREN AND WASHINGTON

                         INDUSTRIAL DEVELOPMENT AGENCY

               INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 1994

                     (GRIFFITH MICRO SCIENCE, INC. PROJECT)







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     THIS IS A GUARANTY AGREEMENT dated as of December 1, 1994, between
Griffith Micro Science, Inc., a Delaware corporation (the "Guarantor"), and Harris Trust and Savings Bank (the "Trustee"), as Trustee under that certain Indenture of Trust dated as of December 1, 1994 (the "Indenture") from the Counties of Warren and Washington Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York (the "Issuer").

     All initially capitalized terms used herein which are not otherwise defined shall have the meaning set forth in the Indenture.

                                    RECITALS

     The Issuer concurrently herewith is issuing its Industrial Development Revenue Bonds, Series 1994 (Griffith Micro Science, Inc. Project) in the aggregate principal amount of $5,300,000 (the "Bonds") under and pursuant to the Indenture.

     The proceeds derived from the issuance of the Bonds are to be used to finance a portion of the costs of acquiring, constructing, rehabilitating and equipping certain land, building and equipment for use in the sterilization of medical equipment, and related property, located in the Town of Kingsbury, Washington County, New York (the "Project"). Pursuant to a Lease Agreement dated as of December 1, 1994 (the "Agreement"), between the Issuer and the Guarantor, the Issuer will lease the Project to the Guarantor and the Guarantor will agree to make lease payments sufficient to provide revenues to pay the principal of, premium, if any, and interest on the Bonds when due.

     In order to enhance the marketability of the Bonds and thereby achieve cost and other savings to the Guarantor and as an inducement to the purchase of the Bonds by all who shall at any time become owners of the Bonds, the Guarantor does hereby covenant and agree with the Trustee as follows:

                                   ARTICLE I


                  REPRESENTATIONS AND WARRANTIES OF GUARANTOR

     Section 1.1. The representations, warranties and agreements of the Guarantor set forth in Section 4 of the Purchase Agreement are incorporated by reference herein and are true and correct as of the date hereof.

                                   ARTICLE II


                            COVENANTS AND AGREEMENTS

     Section 2.1. The Guarantor hereby irrevocably and unconditionally guarantees to the Trustee for the benefit of the owners from time to time of the Bonds (a) the full and prompt payment of the principal of and premium, if any, on the Bonds from time to time outstanding




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when and as the same shall become due, whether at the stated maturity thereof, by acceleration, by call for redemption or otherwise, (b) the full and prompt payment of the interest on the Bonds when and as the same shall become due (c) the full and prompt payment of the purchase price of Bonds tendered or deemed tendered pursuant to the Indenture when and as the same shall become due and
(d) all other amounts due and owing under the Indenture, including, without limitation, all amounts due to the Trustee under Section 7.06 thereof. All payments by the Guarantor shall be paid in lawful money of the United States of America. Each and every default in payment of the principal or purchase price of, premium, if any, or interest on any Bond shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

     Section 2.2. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional and shall remain in full force and effect until the entire principal of, premium, if any, and interest on the Bonds shall have been paid or funds sufficient for such payment shall have been deposited with the Trustee in trust for such purpose as provided in Article X of the Indenture and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event other than such payment, including, without limitation, any of the following, whether or not with notice to, or the consent of, the Guarantor:

           (a) any default, failure or delay, willful or otherwise, in the performance by the Issuer or the Guarantor of any obligations of any kind or character whatsoever of the Issuer under the Indenture or of the Guarantor under the Agreement; or

           (b) the compromise, settlement, release or termination, whether by operation of law or otherwise, of any or all of the obligations, covenants or agreements of the Issuer under the Bonds or the Indenture or of the Guarantor under the Agreement; or

           (c) the failure to give notice to the Guarantor of the occurrence of an event of default under the terms and provisions of this Guaranty, the Indenture or the Agreement; or

           (d) the waiver of the payment, performance or observance by the Issuer or the Guarantor of any of the obligations, covenants or agreements of either of them contained in the Indenture, the Agreement or this Guaranty; or

           (e) the extension of the time for payment of any principal or purchase price of, premium, if any, or interest on any Bond or under this Guaranty or the extension or renewal of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture, the Agreement or this Guaranty, whether or not with notice to the Guarantor; or

           (f) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the Agreement; or

           (g) the taking or the omission of any of the actions referred to in the Indenture, the Agreement or this Guaranty; or


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           (h) any failure, omission, delay or lack on the part of the Issuer or the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Issuer or the Trustee in this Guaranty or the Indenture or the Agreement, or any other act or acts on the part of the Issuer, the Trustee or any of the owners from time to time of the Bonds; or

           (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or re-adjustment of, or other similar proceedings affecting the Guarantor or the Issuer or any of the assets of either of them or any allegation or contest of the validity of this Guaranty, the Indenture or the Agreement in any such proceeding; or

           (j) to the extent permitted by law, the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty by operation of law; or

           (k) the default or failure of the Guarantor fully to perform any of its obligations set forth in this Guaranty or in the Agreement; or

           (l) the invalidity of the Agreement, the Indenture or the Bonds; or

           (m) the impossibility or illegality of performance on the part of the Issuer of its obligations under the Bonds or the Indenture or of the Guarantor under the Agreement; or

           (n) the invalidity or unenforceability against any party of the Agreement, the Indenture, the Bonds or any other instruments or documents; or

           (o) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any person, or against any sums payable under this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

           (p) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under any instruments; or


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           (q) any other circumstance which might otherwise constitute a defense (other than final, indefeasible payment of all obligations guaranteed hereunder) available to, or a discharge of, the Guarantor in respect of the obligations of the Guarantor under this Guaranty.

     Section 2.3. No set-off, counterclaim, reduction or diminution of an obligation, or any defense of any kind or nature which the Guarantor has or may have against the Issuer or the Trustee or which the Issuer may have against the Trustee, shall be available hereunder to the Guarantor against the Trustee.

     Section 2.4. The liability of the Guarantor under this Guaranty shall be an absolute, direct, immediate and unconditional guaranty of payment and not of collectibility and said liability shall not terminate until all amounts payable with respect to the Bonds and the Indenture shall have been paid in full (and said liability shall immediately be reinstated in the event that any such amounts shall, for any reason whatsoever, be required to be returned to the Issuer or to the Guarantor by the recipient thereof).

     Section 2.5. The Guarantor hereby waives any right to require that any action on or in respect of the Bonds be brought against the Issuer or that resort be had to any direct or indirect security for the Bonds or for this guaranty or any other remedy. Except only as provided in the Indenture, the Trustee or, under the conditions set forth in the Indenture, any holder of the Bonds may, at its option, proceed hereunder against the Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against any other person and without first resorting to any direct or indirect security therefor, or for this guaranty or any other remedy. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance by the Trustee or any holder of the Bonds of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Issuer or any other person to the Trustee or any holder of the Bonds or by any failure, delay, neglect or omission by the Trustee or any holder of the Bonds to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken, by the Trustee or any holder of the Bonds.

     Section 2.6. Upon the occurrence of any Event of Default, the Trustee, in its sole discretion, but subject to the provisions of the Indenture, shall have the right to proceed first directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have against the Issuer, the Guarantor or any other person, firm or corporation and without resorting to any other security held by the Issuer or the Trustee.

     Section 2.7. The Guarantor hereby expressly waives: (1) notice of acceptance of this Guaranty by the Trustee or any holder of the Bonds, or of the reliance of the Trustee or any holder of the Bonds upon this Guaranty (it being understood that every indebtedness, liability and obligation described in
Section 2.1 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); (2) demand of payment by the Trustee or any holder of the Bonds from the Issuer or any other person indebted


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in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (3) presentment for payment by the Trustee or any holder of the Bonds or any other person of the Bonds or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guarantor. To the extent permitted by applicable law, the Guarantor agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee in enforcing or attempting to enforce this Guaranty following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

     Section 2.8. This Guaranty is entered into by the Guarantor with the Trustee for the benefit of the owners from time to time of the Bonds, all of whom shall be entitled to enforce performance and observance of this Guaranty to the same extent provided for the enforcement of remedies under the Indenture.

     Section 2.9. The Guarantor hereby waives, and agrees that it shall not exercise, any rights of subrogation to which it may at any time be entitled by virtue of the performance by the Guarantor of any of the obligations of the Guarantor under this Guaranty until such time as all amounts payable under the Bonds and the Indenture shall have been duly paid in full.

     Section 2.10. So long as the Bonds or any portion thereof shall be outstanding, the Guarantor will maintain its corporate existence, will continue to be a corporation qualified and in good standing under the laws of each state where such qualification is necessary for it to conduct its business and perform its obligations under this Guaranty, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another legal entity or permit one or more other legal entities (other than one or more subsidiaries of the Guarantor) to consolidate with or merge into it, or sell or otherwise transfer to another legal entity all or substantially all its assets as an entirety and dissolve, unless (a) in the case of any merger or consolidation, the Guarantor is the surviving corporation, or (b)(i) the surviving, resulting or transferee legal entity is organized and existing under the laws of the United States, a state thereof or the District of Columbia, and (if not the Guarantor) assumes in writing all the obligations of the Guarantor under this Guaranty, and (ii) no event which constitutes, or which with the giving of notice or the lapse of time or both would constitute an Event of Default shall have occurred and be continuing immediately after such merger, consolidation or transfer.

     Section 2.11. So long as a Letter of Credit is in effect, the Guarantor, shall not, directly or indirectly, purchase any Bonds with any funds that do not constitute Available Moneys, except as required by Section 2.1 of this Guaranty.

                                  ARTICLE III


                              AMENDMENTS; RELEASE

     Section 3.1. The Guarantor and the Trustee, at any time and from time to time, may enter into one or more instruments supplemental hereto, under the conditions set forth in Article IX of the Indenture. This Guaranty may be released under the conditions set forth in Section 9.05 of the Indenture.


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                                   ARTICLE IV


                                  THE TRUSTEE

     Section 4.1. The Trustee hereby accepts the trusts imposed upon it by this Guaranty, and agrees to perform said trusts as a corporate trustee ordinarily would perform said trusts under a corporate indenture, but only upon and subject to the following terms and conditions set forth in Article VII of the Indenture.

                                   ARTICLE V


                                 MISCELLANEOUS

     Section 5.1. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when the Bonds shall have been issued, sold and delivered by the Issuer.

     Section 5.2. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     Section 5.3. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

     Section 5.4. This Guaranty shall be governed exclusively by the laws of the State of Illinois.

     Section 5.5. With the exception of rights herein expressly conferred, nothing herein expressed or mentioned in or to be implied from this Guaranty is intended or shall be construed to give to any person other than the parties hereto and the owners of the Bonds any legal or equitable right, remedy or claim under or in respect of this Guaranty. This Guaranty and all of the covenants, conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and the owners of the Bonds as herein provided and shall inure to the benefit of and bind their respective successors and assigns.


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     IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed in their respective corporate names by their respective officers, thereunto duly authorized and their respective corporate seals to be hereto affixed as of the date first above written.

                                       GRIFFITH MICRO SCIENCE, INC.




                                       By    /s/ Brian J. Tuttle
                                          -------------------------
                                                  Treasurer

[SEAL]

ATTEST:




By    /s/ James S. Legg
  --------------------------
       Its Secretary


                                       HARRIS TRUST AND SAVINGS BANK,
                                            as Trustee



                                       By:           [illegible]
                                           --------------------------------
                                                   Vice President




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